EXHIBIT 99.11

Covius Real Estate Services, LLC (“CRES”) Executive Summary

Executive Summary

VERUS 2019-INV1

(1)	Type of Assets.

Covius Real Estate Services, LLC ("CRES") performed the due diligence services described below on residential mortgage loans originated by multiple correspondent lenders and acquired directly (or indirectly through Delaware statutory trusts) by Invictus Residential Pooler, L.P. (the "Client"). The loan reviews were conducted from August 2018 through February 2019 by CRES.

(2)	Number of Assets.

There were a total of 178 loans in the population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the credit review grading disclosed above of “Consistent with underwriting guidelines” or “Inconsistent with underwriting guidelines”:

NRSRO	Title and Date of Criteria
Morningstar Credit Ratings, LLC	• U.S. RMBS General Ratings Methodology, April 2018
S&P Global Ratings	• Methodology And Assumptions For Rating U.S. RMBS Issued 2009 And Later, February 22, 2018

The post-closing reviews included a re-underwrite of each borrowers’ credit and a analysis of the property valuation. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 178 mortgage loans with an aggregate original principal balance of approximately $59,145,045. The mortgage loans were originated from June 5, 2014, to February 2, 2019, by four correspondents, with 77.53% of the portfolio being originated by one correspondent.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income: Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Appendix Q or Ability to Repay.

Leases and Market Rents: Reviewed lease agreements and market rents to confirm compliance with Debt- Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines, debt to income and debt service coverage ratio requirements.

Out of the 178 loans reviewed, 138 loans were reviewed to one Seller’s guidelines, 26 to another Seller’s guidelines and 14 loans to another Seller’s guidelines. Note that Debt Service Coverage Ratio (DSCR) calculation methodologies can vary slightly from seller to seller. In all cases the DSCR’s were calculated based on the gross income, which is the lessor of the market rent or lease divided by the total PITIA (Principal, Interest, Taxes, Insurance and HOA). If the Sellers guidelines contained a varying methodology, then a separate DSCR was also calculated based on that sellers specific underwriting methodology. In addition to the DSCR calculations, one seller required compliance with a debt to income ratio calculation. This calculation is based on the total existing monthly liabilities divided by the gross monthly rental income. There were 14 loans that were also reviewed to ensure compliance with these property level DTI requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

An enhanced desk review product, (such as an ARR from ProTeck, CDA from Clear Capital or ARA from ComputerShare), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Appraisal Review Product value is more than 10% below the appraised value, a second appraisal is required. In certain cases, correspondents may include an enhanced desk review product from a Client approved AMC. All ARR, CDA and ARA documentation provided by a client approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

For loans that did not maintain an acceptable enhanced desk review product, CRES ordered an Appraisal Risk Review (ARR) or Collateral Desktop Analysis (CDA) from various Appraisal Management Companies for valuation support. All loans outside of a 10% variance from the original appraised value were identified and communicated to the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

Not applicable. This pool of loans is classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

•	Appraisal.
•	Asset documentation.
•	Business Purpose Certification
•	Credit report.
•	Final 1003.
•	Final HUD-1/Closing Disclosure(s).
•	Hazard and/or flood insurance policies.
•	HUD from sale of previous residence.
•	Income and employment documentation.
•	Initial application (1003).
•	Initial escrow disclosure.
•	Leases
•	Market Rent supporting documentation.
•	Mortgage Insurance.
•	Mortgage/Deed of Trust.
•	Note.
•	Notice of Special Flood Hazards.
•	Occupancy Certification
•	Sales contract.
•	Title/Preliminary Title.

(6) Credit and Property Valuation Results

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	Interest Rate	Occupancy	Property City
CLTV	Lien Position	Orig Term	Property State
Doc Level	Loan Purpose	Original Balance	Property Zip
DSCR	LTV	P&I Payment	QM Type
First Payment Date	Note Date	Product Type

(7) Tape Data Compare Results

The aggregator provided CRES with loan level data regarding the mortgage loans for the data integrity check. The aggregator received the data directly from sellers through loan registrations in its system or via data tape. In most cases, loans are registered before closing and prior to any pre-funding guideline review.

Of the 178 mortgage loans reviewed, all 178 unique mortgage loans had at least one tape discrepancies across 19 data fields (some mortgage loans had more than one data discrepancy). Out of the 953 data discrepancies, 676 were due to the correspondent not providing tape data. The following table discloses the number of data discrepancies noted by field name. Note, some of the discrepancies disclosed are due to the sellers not providing the data point within the tape.

Field Compare	Discrepancy: Yes	Discrepancy: No	Total
Appraised Value	49	129	178
CLTV	19	159	178
Doc Level	178		178
DSCR	172	6	178
First Payment Date	83	95	178
Interest Rate		178	178
Lien Position		178	178
Loan Purpose	8	170	178
LTV	19	159	178
Note Date	146	32	178
Occupancy		178	178
Orig Term	1	177	178
Original Balance	2	176	178
P&I Payment	43	135	178
Product Type		178	178
Property City	55	123	178
Property State		178	178
Property Zip	14	164	178
QM/TILA Type	164	14	178

Debt-to-Income (DTI): The business purpose loans in this pool were not reviewed to traditional debt-to- income ratio requirements, so no DTI is reflected.

(8) Credit and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 52.25% of the mortgage loans by number have a Credit grade of “A.” Exceptions or waivers were documented and supported with compensating factors on all 85 Credit grade “B” loans.

NRSRO Grade	Loan Count	Percentage
A	93	52.25%
B	85	47.75%
C	0	0.00%
Total	178	100.00%

Property Valuation Results Summary

Approximately 100.00% of the loans have a Property/Valuation grade of B or higher and 85.96% of the mortgage loans by number have a Property/Valuation grade of “A.”

NRSRO Grade	Loan Count	Percentage
A	153	85.96%
B	25	14.04%
C	0	0.00%
Total	178	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 46.07% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	82	46.07%
B	96	53.93%
C	0	0.00%
Total	178	100.00%

(9) Pool Stratification Summary

Lien Position	Count	Percentage
First	178	100.00%
Total	178	100.00%

Cross Collateralized	Count	Percentage
No	178	100.00%
Yes	0	0.00%
Total	178	100.00%
Note Type	Count	Percentage
Arm	130	73.03%

Fixed	48	26.97%
Total	178	100.00%

Occupancy	Count	Percentage
Non-Owner Occupied	178	100.00%
Owner Occupied	0	0.00%
Second Home	0	0.00%
Total	178	100.00%

Purpose	Count	Percentage
Purchase	51	28.65%
Refi - Cash Out	96	53.93%
Rate Term Refi	31	17.42%
Total	178	100.00%

Property Type	Count	Percentage
Single Family	108	60.67%
Condo Attached	26	14.61%
2-4 Family	25	14.04%
PUD	16	8.99%
Townhome	2	1.12%
5-10 Unit Multi-Family	1	0.56%
Total	178	100.00%

DSCR Loans	Count	Percentage
0-0.2	2	1.12%
0.2-0.4	11	6.18%
0.4-0.6	13	7.30%
0.6-0.8	30	16.85%
0.8-1	43	24.16%
1-1.2	29	16.29%
1.2-1.4	26	14.61%
1.4-1.6	10	5.62%
1.6-1.8	9	5.06%
1.8-2	3	1.69%
>2	2	1.12%
Total	178	100.00%

For loans with an LTV less than 75%, certain guidelines do not require a minimum DSCR. Guidelines may vary in the methodology used for calculating DSCR’s. The DSCR buckets shown above are based on the Gross Income (lower of Market Rent or Lease)/PITIA.

Loan to Value	Count	Percentage
10%-20%	1	0.56%
20%-30%	4	2.25%
30%-40%	7	3.93%
40%-50%	9	5.06%
50%-60%	26	14.61%
60%-70%	56	31.46%
70%-80%	75	42.13%
80%-90%	0	0.00%
Total	178	100.00%

State	Count	Percentage
CA	76	42.70%
TX	29	16.29%
FL	26	14.61%
GA	10	5.62%
AZ	10	5.62%
NY	5	2.81%
WA	5	2.81%
CO	3	1.69%
NJ	3	1.69%
HI	3	1.69%
NC	3	1.69%
MD	2	1.12%
TN	1	0.56%
IN	1	0.56%
KS	1	0.56%
Total	178	100.00%

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